                                   --------------------------------------
                                   DELAWARE   GROUP
                                   --------------------------------------
                                   PREMIUM FUND
                                   --------------------------------------
                                   INTERNATIONAL
                                   --------------------------------------
                                   EQUITY SERIES
                                   --------------------------------------








                                   ANNUAL REPORT
                                   --------------------------------------
                                   DECEMBER 31, 1996








SML-1334AR

January 31, 1997

Dear Policyholder:


   The year 1996 was marked by an ebullient U.S. stock market and the largest inflow of personal savings into Tmutual funds ever. With the notable exception of Japan, overseas stock markets were generally strong as well.

                                                         1996 Total Return
Morgan Stanley Europe Australia Far East Index                  +6.36%
International Equity Series                                    +20.03%


Performance quoted above assumes reinvestment of dividends.
Complete performance information can be found following the discussion section of this report.

   Many stock markets around the world appear to be well-positioned for the year ahead. Although consumer spending has been weak, especially in many established markets, lower interest rates have the potential to fuel additional demand for goods and services. We believe the outlook for established international equity markets is bright, particularly in Europe.

   A summary of the strategies and performance for your investment Series is included in the pages that follow. Keep in mind that your annuity is designed as a long-term investment and that any earnings compound tax-deferred until withdrawal. This can help increase your earnings potential. We thank you for the confidence you have expressed in Delaware Group.

Sincerely,

/s/ Wayne A. Stork
-----------------------------------
Wayne A. Stork
Chairman, President and Chief Executive Officer
Delaware Group

International Equity Series

Portfolio Strategy and Performance in 1996
   International Equity Series invests for long-term growth using a "value" style. The Series' management typically buys dividend-paying stocks in established markets with a four-to-five year investment horizon in mind. This is evidenced by an annualized portfolio turnover of less than 20% during the fiscal year.
   Stocks are selected based on long-term capital growth and income potential after taking into account the effects of a country's currency fluctuations, inflation, local economy and politics.
   Returns from any portfolio of international stocks are influenced by three primary factors - the relationship of the local currency to the investor's home currency, in our case the U.S. dollar, specific circumstances in a particular country's market and a fund manager's choice of stocks. The Series' 1996 results reflected success in all three areas.
   The Series' above-average investment in companies in the United Kingdom, as well as Australia and New Zealand which use "dollar" based currencies, served policyholders well during the past year.
   London's unmanaged Financial Times-Stock Exchange (FT-SE) 100 Index, a United Kingdom market benchmark, rose significantly more than the unmanaged Morgan Stanley Europe Australia Far East (EAFE) Index, a benchmark of stocks in established global markets outside the U.S.
   The EAFE Index was affected by the weak performance of the Japanese stock market during the second half of 1996, particularly during the fourth quarter. Japan's financial sector is still grappling with the effects of the early 1990s recession, and recent economic growth has been less than expected. The Series benefited from the fact that it was underweighted in Japan compared to the EAFE Index throughout 1996. As of this writing, the Series' management still believes that the capital appreciation potential of the Japanese market is limited.
   In 1996, your Series helped protect the dollar value of its holdings through defensive currency hedging in several countries, including Japan and Germany. When the U.S. dollar rose in value against the yen and deutschemark this year, the rise in the value of these currency contracts more than offset the decline in our Japanese and German stocks in U.S. dollar terms.

A Look at the Portfolio
   Although Delaware International does not pick sectors, we generally favored banking, industrial and utility companies that met the Series' dividend-oriented investment guidelines. More than half of the portfolio was invested in Western Europe, a region which management believes offers superior values for investors. The Series' added to its holdings in France and Spain, where government reform, interest rate cuts and strong underlying value may increase return potential. At year's end, our largest holding was the National Australia Bank.

-------------------------------------------------------------------------------
International Equity Series Investment Objective
Seeks long-term growth without undue risk to principal by investing primarily in stocks of foreign companies providing the potential for capital appreciation and income.
-------------------------------------------------------------------------------

   The few Japanese stocks we did own consisted primarily of technology stocks whose earnings were driven by exports to countries such as the U.S. These stocks generally outperformed the Nikkei and made a positive contribution to the Series' performance.

Investment Outlook
   In 1997, the Series expects to maintain a higher concentration of stocks in selected Western European countries than the Morgan Stanley EAFE Index. We will, however, continue to underweight Japan. In our opinion, there are no clear signs that the Japanese economy is poised for a recovery expansion. In our opinion, interest rates in Japan are more likely to rise than not.

   In the early 1990s in the U.S., many companies restructured operations to become more competitive and increase returns for shareholders. A similar process is underway in several European countries, notably the United Kingdom and Germany. Central banks in European countries, meanwhile, are reducing interest rates making it easier for businesses to expand.

   Despite the short-term negative effect that comments made by Federal Reserve Board chairman Alan Greenspan had on some overseas markets, we believe that international markets generally do not move "in sync" with the U.S. over the long term. In our opinion, as U.S. profit growth slows in 1997, superior values and capital appreciation potential could be found overseas.


           International Series                     MSCI/EAFE INDEX
           --------------------                     ---------------


Month End                     % Chg.                           % Chg.
---------        -------      --------          -------       --------
10/92            $10,000       0.00             $10,000          0.00
12/92            $10,030       0.07             $10,152          1.52
12/93            $11,630      14.07             $13,497         32.95
12/94            $11,930       0.99             $14,585          8.06
12/95            $13,599      12.05             $16,270         11.55
12/96            $16,323      18.11             $17,305          8.36




       International Equity Series
       Average Annual Total Returns
-----------------------------------------
Lifetime                          +12.45%
Three Years                       +11.96%
One Year                          +20.03%
Through December 31, 1996

Past performance is not a guarantee of future results. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* The chart above shows a $10,000 investment in the International Equity Series and the Morgan Stanley EAFE Index from the Series' inception on October 29, 1992, through December 31, 1996. All dividends and capital gains were reinvested. The Index is unmanaged, with no set investment objective and does not include the "real world" costs of managing a mutual fund. Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes. The effect of an expense limitation is included in the chart. Performance does not reflect insurance fees related to a variable product investment nor the deferred sales charge that would apply to certain withdrawals of investments held for less than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation were removed. For more information about fees, consult your variable annuity prospectus.

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Net Assets
December 31, 1996

                                                                Market
                                         Number                  Value
                                       of Shares                (U.S.$)
Common Stock-94.20%
Australia-10.80%
AMCOR LIMITED...............            568,000              $ 3,652,431
CSR LIMITED.................          1,224,966                4,284,123
NATIONAL AUSTRALIA BANK.....            376,906                4,433,839
Pacific Dunlop Limited......            716,926                1,823,516
                                                              ----------
                                                              14,193,909
                                                              ----------


Belgium-2.74%
ELECTRABEL S.A..............             15,200                3,596,302
                                                              ----------
                                                               3,596,302
                                                              ----------

Canada-1.45%
BC Telecom..................             88,133                1,906,360
                                                              ----------
                                                               1,906,360
                                                              ----------

France-7.53%
Alcatel Alsthom.............             10,015                  804,287
Campagnie de Saint Gobain...             19,708                2,787,220
ELF AQUITAINE...............             47,259                4,300,660
Societe Television Francaise             21,000                2,006,936
                                                              ----------
                                                               9,899,103
                                                              ----------


Germany-6.67%
BAYER.......................             84,600                3,428,468
Continental.................            117,200                2,118,118
Rheinisch Westfaelisches
  Kalkwerke.................             30,408                1,270,782
Siemens.....................             42,050                1,948,871
                                                              ----------
                                                               8,766,239
                                                              ----------

Hong Kong-2.87%
Hong Kong Electric..........            585,000                1,943,823
Wharf Holdings Limited......            366,000                1,826,569
                                                              ----------
                                                               3,770,392
                                                              ----------

Indonesia-1.39%
PT Bank Dagang Nasional.....          1,135,500                1,153,768
PT Semen Gresik.............            210,000                  675,699
                                                              ----------
                                                               1,829,467
                                                              ----------

                                                                Market
                                         Number                  Value
                                       of Shares                (U.S.$)
COMMON STOCK (Continued)
Japan-12.35%
Amano.......................            187,000              $ 2,003,283
Eisai Co. Limited...........            121,000                2,383,413
Hitachi Limited.............            318,000                2,967,085
Kinki Coca-Cola Bottling....            131,000                1,550,497
Koito Manufacturing.........            126,000                  843,629
MATSUSHITA ELECTRIC.........            205,000                3,347,301
Nichido Fire & Marine.......            343,000                1,955,767
West Japan Railway..........                365                1,182,506
                                                              ----------
                                                              16,233,481
                                                              ----------

Netherlands-6.36%
Elsevier-CVA................            119,500               2,018,978
Koninklijke Van Ommeren NV..             40,100               1,809,755
Royal Dutch Petroleum.......             11,350               1,989,189
Unilever NV-CVA.............             14,360               2,539,152
                                                             ----------
                                                              8,357,074
                                                             ----------


New Zealand-3.45%
Carter Holt Harvey Limited..            527,800               1,196,640
TELECOM CORP. OF NEW ZEALAND            654,784               3,339,062
                                                             ----------
                                                              4,535,702
                                                             ----------


Philippines-0.92%
Philippine Long Distance
  Telephone Company ADR.....             23,900               1,212,925
                                                             ----------
                                                              1,212,925
                                                             ----------


Singapore/Malaysia-3.98%
Jardine Matheson Holdings
  Limited...................            236,622               1,561,705
Oriental Holdings Berhad....            319,200               2,173,922
Sime Darby Berhad ..........            380,000               1,497,129
                                                             ----------
                                                              5,232,756
                                                             ----------

South Korea-1.12%
Cho Hung Bank Ltd.-GDR......            201,970               1,474,381
                                                             ----------
                                                              1,474,381
                                                             ----------
----------
Top 10 stock holdings, representing 28.3% of net assets, are in bold.

                                                                Market
                                         Number                  Value
                                       of Shares                (U.S.$)
COMMON STOCK (Continued)
Spain-6.39%
Banco Central Hispanoamerica
  S.A. .....................             92,449             $    2,373,680
Iberdrola S.A...............            197,800                  2,802,001
TELEFONICA DE ESPANA........            138,500                  3,214,854
                                                            --------------
                                                                 8,390,535
                                                            --------------

United Kingdom-26.18%
Bass........................            219,000                  3,079,058
Blue Circle Industries......            522,000                  3,173,434
Boots.......................            286,200                  2,952,958
BRITISH AIRWAYS.............            345,000                  3,577,370
British Gas.................            700,000                  2,691,194
Cable & Wireless............            285,000                  2,369,543
GKN.........................            162,000                  2,777,024
Glaxo Wellcome..............            174,470                  2,838,409
Great Universal Stores......            263,000                  2,756,372
RTZ ........................            170,100                  2,727,989
Taylor Woodrow..............          1,080,000                  2,848,230
Unigate.....................            368,000                  2,618,481
                                                            --------------
                                                                34,410,062
                                                            --------------
Total Common Stock
  (cost $104,199,841).......                                   123,808,688
                                                            --------------

                                      Principal
                                       Amount

REPURCHASE AGREEMENTS-5.29%
With Chase Manhattan 6.50% 1/2/97
  (dated 12/31/96, collateralized by
  $1,901,000 U.S. Treasury Notes
  6.50% due 4/30/99, market
  value $1,944,042 and $767,000
  U.S. Treasury Notes 7.125% due
  9/30/99, market value $803,393)    $2,692,000               $  2,692,000
With J.P. Morgan Securities 6.60%
  1/2/97 (dated 12/31/96, collater-
  alized by $350,000 U.S. Treasury
  Notes 5.50% due 4/15/00, market
  value $348,993 and $1,901,000
  U.S. Treasury Notes 7.75% due
  1/31/00, market value
  $2,056,273)...............          2,357,000                  2,357,000
With PaineWebber 6.60% 1/2/97
  (dated 12/31/96, collateralized by
  $492,000 U.S. Treasury Notes
  6.75% due 5/31/99, market value
  $503,100 and $1,331,000
  U.S. Treasury Notes 7.75% due
  1/31/00, market value
  $1,439,610)...............          1,901,000                   1,901,000
                                                             --------------
Total Repurchase Agreements
  (cost $6,950,000).........                                      6,950,000
                                                             --------------

                                                                Market
                                                                 Value
                                                                (U.S.$)

TOTAL MARKET VALUE OF SECURITIES
 (cost $111,149,841)-99.49%................................    130,758,688

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES-0.51%......        669,029
                                                              ------------
NET ASSETS APPLICABLE TO 8,696,840 SHARES
 ($.01 par value) OUTSTANDING; EQUIVALENT TO $15.11
 PER SHARE-100.00%.........................................   $131,427,717
                                                              ============

COMPONENTS OF NET ASSETS AT DECEMBER 31, 1996:
Common stock, $.01 par value, 500,000,000 shares
 authorized to the Fund with 50,000,000 shares allocated to
  the Series...............................................   $107,304,277
Accumulated undistributed:
  Net investment income*...................................      4,557,033

  Net realized loss on investments.........................       (546,213)
  Net unrealized appreciation of investments and
    foreign currencies.....................................     20,112,620
                                                              ------------
Total net assets...........................................   $131,427,717
                                                              ============


---------------
* Undistributed net investment income includes net realized gain (loss) on foreign currencies. Net realized gains on foreign currencies are included as a component of investment income in accordance with provisions of the Internal Revenue Code.
  ADR--American Depository Receipt
  GDR--Global Depository Receipt



                             See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statement of Operations
Year Ended December 31, 1996

INVESTMENT INCOME:
Dividends (net of $336,715 foreign
 tax withheld)..................................   $ 3,190,237
Interest........................................       391,569     $  3,581,806
                                                   -----------


EXPENSES:
Management fees.................................      768,150
Custodian fees..................................       79,065
Accounting fees and salaries....................       30,564
Registration fees...............................       10,310
Dividend disbursing and transfer agent
fees and expenses...............................        9,875
Professional fees...............................        9,489
Taxes other than income.........................        6,706
Reports to shareholders.........................        4,950
Directors' fees.................................        1,999
Other...........................................       14,926
                                                   ----------
                                                      936,034
Less expenses absorbed by Delaware
 International Advisers Ltd. ...................     (117,758)
                                                   ----------
                                                                        818,276
                                                                     ----------
NET INVESTMENT INCOME..........................                       2,763,530
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
  Investment transactions......................      (522,832)
  Foreign currencies...........................     2,083,662
                                                   ----------
Net realized gain..............................     1,560,830
Net unrealized appreciation of investments
 and foreign currencies during the year........    14,667,391
                                                   ----------


NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 AND FOREIGN CURRENCIES........................                      16,228,221
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................                     $18,991,751
                                                                    ===========


                             See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Statements of Changes in Net Assets

                                                                                                 Year                     Year
                                                                                                Ended                    Ended
                                                                                               12/31/96                12/31/95

OPERATIONS:
Net investment income ...........................................................           $   2,763,530          $   2,117,429
Net realized gain on investments and foreign currencies .........................               1,560,830              1,204,033
Net unrealized appreciation of investments and foreign currencies during the year              14,667,391              5,972,496
                                                                                            -------------          -------------
Net increase in net assets resulting from operations ............................              18,991,751              9,293,958
                                                                                            -------------          -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................................................              (2,695,399)            (1,199,737)
Net realized gain from security transactions ....................................                (725,191)              (449,901)
                                                                                            -------------          -------------
                                                                                               (3,420,590)            (1,649,638)
                                                                                            -------------          --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold .......................................................              37,727,987             22,650,087
Net asset value of shares issued upon reinvestment of dividends from
  net investment income .........................................................               2,695,399              1,199,737
Net asset value of shares issued upon reinvestment of distributions from
  net realized gain from security transactions ..................................                 725,191                449,901
                                                                                            -------------           ------------
                                                                                               41,148,577             24,299,725
Cost of shares repurchased ......................................................              (6,840,060)            (8,045,244)
                                                                                            -------------           ------------
Increase in net assets derived from capital share transactions ..................              34,308,517             16,254,481
                                                                                            -------------           ------------

NET INCREASE IN NET ASSETS ......................................................              49,879,678             23,898,801
                                                                                            -------------           -------------

NET ASSETS:
Beginning of year ...............................................................              81,548,039             57,649,238
                                                                                            -------------           ------------
End of year (including undistributed net investment income of $4,557,033 and
  $2,405,240, respectively) .....................................................           $ 131,427,717          $  81,548,039
                                                                                            =============          =============

                             See accompanying notes

Delaware Group Premium Fund, Inc.-International Equity Series
Notes to Financial Statements
December 31, 1996

Delaware Group Premium Fund, Inc. (the "Fund"), is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland corporation and offers ten series: the Equity/Income Series, the High Yield Series, the Capital Reserves Series, the Multiple Strategy Series, the Money Market Series, the Growth Series, the International Equity Series (the "Series"), the Emerging Growth Series, the Value Series and the Global Bond Series. The shares of the Fund are sold only to separate accounts of life insurance companies.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation-Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm EST on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and are believed to reflect the fair value of such securities. Securities listed on a foreign exchange are valued at the last quoted sale price before the time when the Fund is valued. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value.

Federal Income Taxes-The Series intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made.

Repurchase Agreements-The Series may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currencies-The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 pm EST. Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities. Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, gain or loss on currency held, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciatio n or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in exchange rates.

Other-Expenses common to all "Funds" within the Delaware Group of Funds are allocated amongst the Funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain fund expenses are paid directly by brokers. The amount of these expenses was less than 0.01% of the Series' average net assets.

2. Investment Management Fees and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Series pays Delaware International Advisers Ltd. ("DIAL"), the investment manager, a fee which is calculated at the annual rate of 0.75% of the average daily net assets of the Series less fees paid to the unaffiliated directors. At December 31, 1996, the International Equity Series had a liability for Investment Management fees and other expenses payable to DIAL and its affiliates for $65,159.

DIAL has elected voluntarily to waive their fees and reimburse the Series to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions and extraordinary expenses, exceed 0.80% of average daily net assets for the Series through June 30, 1997. Total expenses absorbed by DIAL for the year ended December 31, 1996 were $117,758.

Certain officers of Delaware Management Company ("DMC") and DIAL are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund. The Series has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC to serve as dividend disbursing and transfer agent. Effective August 19, 1996, the Funds also engaged DSC to provide accounting services for the Funds. Previously, Fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the year ended December 31, 1996, the Series expensed $9,875 for dividend disbursing, transfer agent fees and other expenses and $11,542 for accounting fees. At December 31, 1996, the International Equity Series had a liability for such fees and other expenses payable to DSC for $3,049.

3. Investments
During the year ended December 31, 1996, the International Equity Series made purchases of $40,949,377 and sales of $7,488,615 of investment securities, other than U.S. government securities and temporary cash investments.

At December 31, 1996, investment securities based on cost for federal income tax purposes were $111,149,841. Net unrealized appreciation for federal income tax purposes aggregated $19,608,847 of which $23,301,821 related to unrealized appreciation of securities and $3,692,974 related to unrealized depreciation of securities.

For federal income tax purposes, the Series had accumulated capital losses at December 31, 1996 of $522,832, which may be carried forward and applied against future capital gains. The capital loss carryover expires in 2004.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                                      Year Ended           Year Ended
                                                                                       12/31/96              12/31/95

Shares sold ...............................................................            2,717,039             1,858,798
Shares issued upon reinvestment of dividends from net investment income
  and distributions from net realized gain from security transactions .....              265,574               146,765
                                                                                      ----------            ----------
                                                                                       2,982,613             2,005,563
Shares repurchased ........................................................             (503,590)             (654,821)
                                                                                      ----------            ----------
  Net increase ............................................................            2,479,023             1,350,742
                                                                                      ==========            ==========


The Series declared dividends of $0.545 per share from net investment income, payable on January 30, 1997 to shareholders of record January 28, 1996. The ex-dividend date was January 29, 1997.

5. Foreign Exchange Contracts
The following foreign currency forward contracts were outstanding at December 31, 1996:

                                   Contract to           In Exchange    Settlement         Unrealized
                                     Deliver                 For           Date               Gain
                                   -----------           -----------    ----------        -----------
                              809,498 Deutsche Marks      $519,808        1/3/97           $    5,536
                            6,318,695 Japanese Yen          54,542        1/6/97                   82
                                                                                           ----------
                                                                                           $    5,618
                                                                                           ==========


                                   Contract to           In Exchange    Settlement         Unrealized
                                     Deliver                 For           Date               Gain
                                   -----------           -----------    ----------        -----------

                          72,268,250 Belgian Francs      $2,335,000      1/31/97            $  58,173
                           7,012,838 Deutsche Marks       4,669,000      1/31/97              108,663
                           7,862,596 Dutch Guilders       4,669,000      1/31/97              110,098
                          23,727,858 French Francs        4,669,000      1/31/97               88,528
                         655,766,475 Japanese Yen         5,835,000      1/31/97              143,924
                                                                                           ----------
                                                                                            $ 509,386
                                                                                           ==========

                                       9

6. Financial Highlights
Selected data for each share of the Series outstanding throughout each period were as follows:

                                                                                      International Equity Series
                                                                       -------------------------------------------------------------
                                                                                                                         10/29/92(1)
                                                                                 Year Ended December 31,                     to
                                                                          1996        1995      1994         1993         12/31/92

Net asset value, beginning of period........................           $13.1200    $11.8400    $11.6200     $10.0300      $10.0000
Income from investment operations:
  Net investment income.....................................             0.5572      0.4194      0.2198       0.0523        0.0153
  Net realized and unrealized gain from security transactions            1.9658      1.1906      0.0802       1.5477        0.0147
                                                                       --------    --------    --------     --------      --------

  Total from investment operations..........................             2.5230      1.6100      0.3000       1.6000        0.0300
                                                                       --------    --------    --------     --------      --------

Less distributions:
  Dividends from net investment income......................            (0.4200)    (0.2400)    (0.0700)     (0.0100)         none
  Distributions from net realized gain from security transactions       (0.1130)    (0.0900)    (0.0100)        none          none
                                                                       --------    --------    --------     --------      --------

  Total distributions.......................................            (0.5330)    (0.3300)    (0.0800)     (0.0100)         none
                                                                       --------    --------    --------     --------      --------

Net asset value, end of period..............................           $15.1100    $13.1200    $11.8400     $11.6200      $10.0300
                                                                       ========    ========    ========     ========      ========

Total return................................................              20.03%      13.98%       2.57%       15.97%         1.73%
Ratios/supplemental data:
  Net assets, end of period (000's omitted).................           $131,428     $81,548     $57,649      $16,664          $177
  Ratio of expenses to average net assets...................               0.80%       0.80%       0.80%        0.80%          (2)
  Ratio of expenses to average net assets prior to
    expense limitation......................................               0.91%       0.89%       1.01%        1.85%          (2)
  Ratio of net investment income to average net assets......               4.71%       3.69%       2.63%        1.85%          (2)
  Ratio of net investment income to average net assets
    prior to expense limitation.............................               4.60%       3.60%       2.42%        0.80%          (2)
  Portfolio turnover rate...................................                  8%         19%         13%           9%          (2)
  Average commission rate paid..............................              $0.01         N/A         N/A          N/A           N/A

1 Date of initial public offering; total return has been annualized.
2 The ratio of expenses and net investment income to average net assets and portfolio turnover have been omitted as management believes that such ratios are not meaningful due to the limited net assets of this Series.

Delaware Group Premium Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Premium Fund, Inc.-International Equity Series

We have audited the accompanying statement of net assets of Delaware Group Premium Fund, Inc.-International Equity Series (the "Fund") as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Premium Fund, Inc.-International Equity Series at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                            ERNST & YOUNG LLP

Philadelphia, Pennsylvania
February 12, 1997


                                       11